Income taxes	12 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income taxes
21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2012	2013	2014
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	(108,634)	182,170	98,152
Foreign subsidiaries	27,723	59,914	(72,411)

	(80,911)	242,084	25,741

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	33,921	34,288	41,339
Foreign subsidiaries	76,124	41,446	59,904

	110,045	75,734	101,243

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	2,808	75,149	(6,330)
Foreign subsidiaries	203,900	(10,485)	(331)

	206,708	64,664	(6,661)

Total income tax expense	316,753	140,398	94,582

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2012	2013	2014
Statutory tax rate	(41.0%)	38.3%	38.3%
Non-deductible expenses	4.3	1.3	8.9
Income tax credits	(3.7)	(1.4)	(2.1)
Change in statutory tax rate	(37.3)	(2.0)	3.6
Change in valuation allowances	504.9	23.2	365.7
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(21.8)	(0.7)	0.2
Lower tax rate applied to life and non-life insurance business in Japan	(7.0)	(3.2)	(31.0)
Foreign income tax differential	6.5	3.3	25.7
Adjustments to tax reserves	(16.4)	(3.2)	58.3
Effect of equity in net income (loss) of affiliated companies	61.7	0.1	9.0
Sony Ericsson remeasurement gain	(52.0)	—	—
Insurance recovery tax exemptions related to the Floods	(5.3)	(1.2)	(0.2)
Tax benefit related to intraperiod tax allocation	—	—	(111.9)
Other	(1.4)	3.5	2.9

Effective income tax rate	391.5%	58.0%	367.4%

In November 2011, the Japanese legislature enacted tax law changes which included lowering the national tax rate, limiting the annual use of net operating loss carryforwards to 80% of taxable income and increasing the net operating loss carryforward period from seven to nine years for losses incurred in the tax years ending on or after April 1, 2008. As a result, the statutory tax rate from the fiscal year ended March 31, 2013 to the fiscal year ending March 31, 2015 was set at approximately 38% and from the fiscal year ending March 31, 2016 onward was set at approximately 36%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. Because accounting for income taxes requires the measurement of deferred tax assets and liabilities using the enacted tax rates, the tax law changes resulted in a net deferred tax benefit of 32,729 million yen for the fiscal year ended March 31, 2012.

In March 2014, the Japanese legislature enacted tax law changes which included lowering the national tax rate. As a result, the statutory tax rate from fiscal year ending March 31, 2015 onward is set at approximately 36%, which is one year earlier than the tax law changes in November 2011 described above. This tax law change did not have a material impact on Sony’s results of operations.

Under the accounting guidance for intraperiod tax allocation, Sony is required to consider all items of income (including items recorded in other comprehensive income) in determining the amount of tax benefit that should be allocated to a loss from continuing operations. During the fiscal year ended March 31, 2014, Sony Corporation and its national tax filing group in Japan and certain other jurisdictions incurred a loss from continuing operations while also recording other comprehensive income. As a result, Sony allocated a 28,797 million yen tax benefit to continuing operations, which was exactly offset by additional income tax expense in other comprehensive income. The total income tax provision did not change and these jurisdictions continue to be impacted by the full valuation allowance on deferred tax assets.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2013	2014
Deferred tax assets:
Operating loss carryforwards for tax purposes	546,322	601,065
Accrued pension and severance costs	102,970	87,657
Film costs	90,456	133,050
Warranty reserves and accrued expenses	70,529	88,409
Future insurance policy benefits	24,217	25,187
Inventory	33,232	32,762
Depreciation	38,334	52,994
Tax credit carryforwards	62,599	74,544
Reserve for doubtful accounts	5,629	6,590
Impairment of investments	32,136	34,663
Deferred revenue in the Pictures segment	30,181	26,826
Other	170,865	164,082

Gross deferred tax assets	1,207,470	1,327,829
Less: Valuation allowance	(931,247)	(1,027,530)

Total deferred tax assets	276,223	300,299

Deferred tax liabilities:
Insurance acquisition costs	(146,507)	(154,474)
Future insurance policy benefits	(79,861)	(98,118)
Unbilled accounts receivable in the Pictures segment	(54,232)	(67,118)
Unrealized gains on securities	(63,730)	(75,467)
Intangible assets acquired through stock exchange offerings	(27,525)	(27,253)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(28,057)	(27,640)
Investment in M3	(46,336)	(38,049)
Other	(61,152)	(78,922)

Gross deferred tax liabilities	(507,400)	(567,041)

Net deferred tax liabilities	(231,177)	(266,742)

The net changes in the total valuation allowance were increases of 394,520 million yen, 63,014 million yen and 96,283 million yen for the fiscal years ended March 31, 2012, 2013 and 2014, respectively.

Based on the weight of the available positive and negative evidence, in the fiscal year ended March 31, 2011, Sony established valuation allowances against the deferred tax assets at Sony Corporation and its national tax filing group in Japan. In the subsequent fiscal years, Sony also established valuation allowances at Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group, Sony Mobile Communications in Sweden, Sony Europe Limited (“SEU”) in the U.K. and certain subsidiaries in other tax jurisdictions. Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish a valuation allowance for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. Management’s judgments related to this assessment consider, among other matters, the nature, frequency and severity of current and cumulative losses on an individual tax jurisdiction basis, forecasts of future profitability after consideration of uncertain tax positions, excess of appreciated asset value over the tax basis of net assets, the duration of statutory carryforward periods, the past utilization of net operating loss carryforwards prior to expiration, as well as prudent and feasible tax planning strategies which would be employed by Sony to prevent net operating loss and tax credit carryforwards from expiring unutilized.

The increase during the fiscal year ended March 31, 2012 was primarily due to the additional valuation allowances recorded on deferred tax assets in the U.S. and the U.K. and additional valuation allowances recorded in Japan for Sony Corporation and its national tax filing group in Japan. As of March 31, 2012, Sony had concluded that with respect to SAHI and its consolidated tax filing group in the U.S., and SEU, a subsidiary in the U.K., the cumulative loss position was significant negative evidence that was difficult to overcome. There was positive evidence in the form of tax planning actions and strategies, the long carryforward periods for utilization, as well as a history of taxable income and utilization of assets before expiration. The tax planning strategies included changes in film amortization methods in the U.S., the success of which depends on future forecasts of income. Notwithstanding this positive evidence, the weight given to evidence is commensurate with the extent to which it can be objectively verified. It is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 203,025 million yen for SAHI and its consolidated tax filing group in the U.S., and 20,694 million yen for SEU, as of March 31, 2012. Sony Corporation and its national tax filing group in Japan remained in a cumulative loss position as of March 31, 2012, and as a result, during the fiscal year ended March 31, 2012, Sony recorded an additional valuation allowance against certain deferred tax assets at Sony Corporation and its national tax filing group in Japan. In addition, several Japanese subsidiaries were also in a cumulative loss position as of March 31, 2012, and therefore, recorded valuation allowances of 32,631 million yen against their separate deferred tax assets for local tax purposes.

Prior to its acquisition, Sony Ericsson, principally due to its cumulative loss position, had a valuation allowance against deferred tax assets mainly in Sweden in the amount of 78,393 million yen, for which Sony reported the impact of the valuation allowance through its 50% equity interest in Sony Ericsson.

The increase during the fiscal year ended March 31, 2013 was primarily due to continuing losses at Sony Corporation and its national tax filing group in Japan and SEU, partially offset by a decrease in the valuation allowance in the U.S. principally attributable to a gain on the sale of the U.S. headquarters building as described in Note 8.

The increase during the fiscal year ended March 31, 2014 was primarily due to continuing losses at Sony Corporation and its national tax filing group in Japan and SAHI and its consolidated tax filing group in the U.S. In addition, certain other foreign subsidiaries recorded valuation allowances against their deferred tax assets.

Net deferred tax assets (net of valuation allowance) and liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2013	2014
Current assets — Deferred income taxes	44,615	53,068
Other assets — Deferred income taxes	107,688	105,442
Current liabilities — Other	(13,561)	(14,356)
Long-term liabilities — Deferred income taxes	(369,919)	(410,896)

Net deferred tax liabilities	(231,177)	(266,742)

At March 31, 2014, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,148,782 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. (“SMEJ”) in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on the possible future disposition of its investment based on its tax planning strategies. It is not practicable to determine the amount of unrecognized deferred tax liabilities associated with such temporary differences as of March 31, 2014.

At March 31, 2014, Sony has operating loss carryforwards for tax purposes, the tax effect of which totaled 601,065 million yen, which will be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 172,124 million yen with no expiration period, substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2015 and 2023, and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards for tax purposes at March 31, 2014 amounted to 74,544 million yen. With the exception of 22,261 million yen with no expiration period, total available tax credit carryforwards expire at various dates primarily up to 9 years.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2012	2013	2014
Balance at beginning of the fiscal year	225,120	288,311	191,886
Reductions for tax positions of prior years	(25,302)	(11,533)	(19,696)
Additions for tax positions of prior years	59,159	8,980	9,325
Additions based on tax positions related to the current year	44,307	27,849	21,877
Settlements	(4,046)	(140,813)	(6,687)
Lapse in statute of limitations	(3,807)	(7,495)	(4,643)
Foreign currency translation adjustments	(7,120)	26,587	22,733

Balance at end of the fiscal year	288,311	191,886	214,795

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	77,925	72,947	93,098

The major changes, including settlements, in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the MP&C, Game, IP&S, HE&S, and Devices segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APA’s are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2012, Sony reversed 1,336 million yen of interest expense and 333 million yen of penalties.

During the fiscal year ended March 31, 2013, Sony reversed 3,935 million yen of interest expense and 367 million yen of penalties. At March 31, 2013, Sony had recorded liabilities of 9,252 million yen and 3,707 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2014, Sony reversed 2,699 million yen of interest expense and recorded 352 million yen of penalties. At March 31, 2014, Sony had recorded liabilities of 6,553 million yen and 4,060 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 3,510 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2007 through 2013, and by the U.S. and other foreign taxing authorities for tax years from 1998 through 2013.